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    ASSIGNMENT OF LEASES


    This Assignment of Leases effective the 1st day of June, 1997 by and between HARVEYS CASINO RESORTS, formerly known as HARVEY'S WAGON WHEEL, INC. (the Assignor'), a Nevada corporation, HARVEYS TAHOE MANAGEMENT COMPANY, INC., (the Assignee'), a Nevada corporation, and PARK CATTLE CO. (the Landlord'), a Nevada corporation.

    WITNESSETH

    1. Assignor has entered into three Lease Agreements with Landlord as follows:
         A. The Parking Lease dated July 9, 1973, as amended on April 27, 1979, February 28, 1985 and June 1, 1997, a copy of which is attached hereto and by this reference incorporated herein as Exhibit A';

         B. The Douglas County, Nevada Open Space Lease dated February 28, 1985, as amended on June 1, 1997, a copy of which is attached hereto and by this reference incorporated herein as Exhibit B';

         C. The El Dorado County, California Open Space Lease dated February 28, 1985 and June 1, 1997, a copy of which is attached hereto and by this reference incorporated herein as Exhibit C';

Said Leases are collectively referred to herein as the  Leases'.

    2.   Assignee is a wholly owned subsidiary of Assignor.

    3. Assignor desires to assign and Assignee desires to accept an assignment of the Leases on the terms and conditions set forth herein.

    NOW, THEREFORE, in consideration of the foregoing, and the mutual covenants and conditions herein contained, Assignor and Assignee hereby agree as follows:

    1. Assignment. Assignor does hereby assign all of its right, title and interest in and to the Leases to Assignee.

    2.   Assignor Remains Obligated.   Notwithstanding this Assignment,
Assignor acknowledges and agrees that it is not relieved of and remains bound to observe and perform all of the covenants, terms and conditions of the Leases, including, without limitation, the payment of rent thereunder.

    3. Changes to Leases. Assignor acknowledges and agrees that Landlord and Assignee may amend or modify any provision in the Leases, including the lease term and provisions with respect to the payment of rent, without notice to or the consent of Assignor and without in any manner releasing, waiving, discharging or relieving Assignor from continued liability under the Leases, as originally executed and subsequently amended or modified, and Assignor shall remain liable under all terms, conditions, covenants and restrictions of the Leases, as originally executed and as subsequently amended or modified.

    4.   Acceptance of Assignment.     Assignee accepts the Assignment of the
Leases and assumes Assignor's obligation for the payment of rent and for the full and faithful observance and performance of the covenants, terms and conditions contained therein, and Assignee will, at Landlord's election, attorn directly to Landlord in the event Assignor's Leases are terminated for any reason.

    5.   Effective Date.     This Assignment of Leases shall not enter in
effect unless and until all required governmental approvals of it have been obtained, including, without limitation, the approval of the Nevada Gaming Commission.

    6.   Consent to Assignment.   Landlord hereby consents to the foregoing
assignment of

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Leases.  This consent to assignment is not intended to, and does not, alter, abrogate or release HARVEYS CASINO RESORTS of its obligations under the Leases. This consent to assignment shall not enter into effect unless and until all required governmental approvals of it have been obtained, including, without limitation, the approval of the Nevada Gaming Commission.

    7.   Recording.     The Landlord, Assignor and Assignee will execute,
acknowledge and deliver to each other Memoranda of Assignment of Leases in form suitable for recording in the office in El Dorado County, California, and Douglas County, Nevada, in which such records are kept, which sets forth the names of the Landlord, the Assignor and Assignee, a description of the Premises, the term of the Leases, and such other provisions, if any, as may be required under the laws of the State of California or Nevada to permit the recording of the Memoranda and to make this Assignment of Leases superior to any subsequently recorded document of title or mortgage relating to the Premises to which the Leases are not expressly subordinated. Either the Landlord, the Assignor or Assignee may at any time record the Memoranda of Assignment of Leases in the office in El Dorado County, California, or Douglas County, Nevada, as the case may be, in which records relating to title to real property are kept.


    IN WITNESS WHEREOF, Assignor, Assignee and Landlord have executed this Assignment of Leases dated this 1st day of June, 1997.

ASSIGNOR:                                        ASSIGNEE:
HARVEYS CASINO RESORTS,                     HARVEYS TAHOE MANAGEMENT
formerly known as                                COMPANY, INC.
HARVEYS WAGON WHEEL, INC.


By Charles W. Scharer             By Charles W. Scharer

Its Chairman, President & CEO     Its President


PARK CATTLE CO.


By Bruce Park

Its President